Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 40% Portfolio
September 30, 2025
VFM40-NPRT3-1125
1.9907354.102
Bond Funds - 42.8%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (b)	31,308	286,785
Fidelity High Income Fund (b)	84,036	684,893
Fidelity Inflation-Protected Bond Index Fund (b)	82,156	771,450
Fidelity Long-Term Treasury Bond Index Fund (b)	2,230	21,005
Fidelity Total Bond Fund (b)	780,393	7,562,008
VIP Investment Grade Bond II Portfolio - Investor Class (b)	772,870	7,558,670
TOTAL BOND FUNDS (Cost $16,353,809)		16,884,811

Domestic Equity Funds - 26.2%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	5,400	289,764
Fidelity Commodity Strategy Fund (b)	3,044	297,691
Fidelity Contrafund (b)	11,785	291,799
Fidelity Fundamental Small-Mid Cap ETF (b)	8,964	261,838
Fidelity Hedged Equity Fund (b)	27,229	404,073
Fidelity Real Estate Investment Portfolio (b)	2,387	92,125
Fidelity Stock Selector Small Cap Fund (b)	16,300	659,826
VIP Stock Selector Portfolio - Investor Class (b)	553,460	7,682,032
VIP Value Strategies Portfolio - Investor Class (b)	22,913	356,068
TOTAL DOMESTIC EQUITY FUNDS (Cost $8,246,129)		10,335,216

International Equity Funds - 17.7%
	Shares	Value ($)
Fidelity Canada Fund (b)	4,012	316,566
Fidelity Emerging Markets Discovery Fund (b)	7,538	143,064
Fidelity Emerging Markets Fund (b)	37,988	1,821,526
Fidelity Enhanced International ETF (b)	21,555	760,460
Fidelity Infrastructure Fund (b)	2,073	35,195
Fidelity International Capital Appreciation Fund (b)	16,640	632,170
Fidelity International Discovery Fund (b)	8,262	495,279
Fidelity International Small Cap Opportunities Fund (b)	10,233	246,725
Fidelity International Value Fund (b)	16,476	225,385
Fidelity Japan Smaller Companies Fund (b)	5,157	100,349
Fidelity Overseas Fund (b)	26,369	1,987,713
Fidelity Total International Equity Fund (b)	14,405	209,877
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $5,772,887)		6,974,309

U.S. Treasury Obligations - 0.0%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 10/16/2025 (d) (Cost $19,964)	4.28	20,000	19,966

Money Market Funds - 13.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	4.21	1,481,417	1,481,713
Fidelity Investments Money Market Government Portfolio - Institutional Class (b)(f)	4.08	3,636,721	3,636,721
TOTAL MONEY MARKET FUNDS (Cost $5,118,434)			5,118,434

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $35,511,223)	39,332,736
NET OTHER ASSETS (LIABILITIES) - 0.3%	108,708
NET ASSETS - 100.0%	39,441,444

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
CBOT 10Y US Treasury Notes Contracts (United States)	3	12/19/2025	337,453	1,813	1,813

The notional amount of futures purchased as a percentage of Net Assets is 0.9%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $19,966.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	1,052,919	2,192,668	1,763,874	38,874	-	-	1,481,713	1,481,417	0.0%
Total	1,052,919	2,192,668	1,763,874	38,874	-	-	1,481,713

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	174,308	107,053	32,430	27	(915)	41,748	289,764	5,400
Fidelity Canada Fund	166,514	200,432	92,894	-	(261)	42,775	316,566	4,012
Fidelity Commodity Strategy Fund	118,716	237,010	66,822	5,247	(1,844)	10,631	297,691	3,044
Fidelity Contrafund	173,389	152,937	75,738	1,411	1,934	39,277	291,799	11,785
Fidelity Emerging Markets Discovery Fund	108,535	147,388	153,066	-	10,676	29,531	143,064	7,538
Fidelity Emerging Markets Fund	1,052,621	1,425,661	1,085,424	-	51,564	377,104	1,821,526	37,988
Fidelity Enhanced International ETF	104,146	648,774	24,421	2,944	1,398	30,563	760,460	21,555
Fidelity Enhanced Large Cap Core ETF	186,779	268,927	429,239	957	(24,466)	(2,001)	-	-
Fidelity Enhanced Mid Cap ETF	83,242	112,106	185,220	99	(3,142)	(6,986)	-	-
Fidelity Enhanced Small Cap ETF	120,504	110,735	212,230	-	(11,335)	(7,674)	-	-
Fidelity Floating Rate High Income Fund	190,243	146,906	48,389	12,299	(440)	(1,535)	286,785	31,308
Fidelity Fundamental Small-Mid Cap ETF	176,467	102,249	37,343	1,037	(208)	20,673	261,838	8,964
Fidelity Hedged Equity Fund	311,917	348,200	315,592	-	14,254	45,294	404,073	27,229
Fidelity High Income Fund	188,079	662,285	198,584	20,937	(126)	33,239	684,893	84,036
Fidelity Inflation-Protected Bond Index Fund	370,582	678,164	307,367	7,077	1,323	28,748	771,450	82,156
Fidelity Infrastructure Fund	28,255	204	-	204	-	6,736	35,195	2,073
Fidelity International Capital Appreciation Fund	-	224,975	39,019	70	(1,745)	35,039	632,170	16,640
Fidelity International Capital Appreciation Fund	266,754	270,544	109,708	44,082	(805)	(13,865)	-	-
Fidelity International Discovery Fund	349,229	367,080	331,380	-	11,351	98,999	495,279	8,262
Fidelity International Small Cap Fund	128,880	142,516	307,922	-	37,270	(744)	-	-
Fidelity International Small Cap Opportunities Fund	178,109	189,813	173,446	-	5,702	46,547	246,725	10,233
Fidelity International Value Fund	173,620	191,058	214,290	-	15,808	59,189	225,385	16,476
Fidelity Investments Money Market Government Portfolio - Institutional Class	2,071,016	2,172,330	606,625	80,715	-	-	3,636,721	3,636,721
Fidelity Japan Smaller Companies Fund	61,917	43,791	23,498	-	(53)	18,192	100,349	5,157
Fidelity Long-Term Treasury Bond Index Fund	241,097	327,302	555,224	8,203	(3,743)	11,573	21,005	2,230
Fidelity Overseas Fund	1,277,242	1,379,681	979,831	-	7,255	303,366	1,987,713	26,369
Fidelity Real Estate Investment Portfolio	117,683	79,191	106,652	2,843	1,153	750	92,125	2,387
Fidelity Stock Selector Small Cap Fund	411,122	348,884	160,044	-	(3,131)	62,995	659,826	16,300
Fidelity Total Bond Fund	4,899,510	4,190,032	1,714,406	185,761	(4,307)	191,179	7,562,008	780,393
Fidelity Total International Equity Fund	-	209,877	-	-	-	-	209,877	14,405
VIP Investment Grade Bond II Portfolio - Investor Class	4,880,088	4,030,741	1,705,127	986	(21,067)	374,035	7,558,670	772,870
VIP Stock Selector Portfolio - Investor Class	4,672,710	4,187,626	2,114,097	-	31,582	904,211	7,682,032	553,460
VIP Value Strategies Portfolio - Investor Class	234,927	201,498	93,916	4,290	(2,746)	16,305	356,068	22,913
	23,518,201	23,905,970	12,499,944	379,189	110,936	2,795,894	37,831,057

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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